UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 August 23, 2002


                     Horizon Financial Services Corporation
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                         0-24036                     42-1419757
 --------------                  ---------------              ----------------
(State or other jurisdiction   (Commission File Number)      ( I.R.S. Employer
 of incorporation)                                           Identification No.)


                  301 First Avenue East, Oskaloosa, Iowa 52577
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  (641)673-8328
                                 ---------------
              (Registrant's telephone number, including area code)


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         On August 23, 2002, the Registrant issued the following press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

          (a)   Exhibits:
                Exhibit 99 - Press Release dated August 23, 2002.

                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          HORIZON FINANCIAL SERVICES CORPORATION


Date: August 23, 2002                      By: /s/ Robert W. DeCook
      ---------------                      -------------------------------------
                                           Robert W. DeCook
                                           President and Chief Executive Officer

                         For release on August 23, 2002


Contacts:
--------
Robert W. DeCook, CEO
       or
Vicki Hladik, Controller
(641)673-8328

                 Horizon Financial Services Corporation Reports
                 Fourth Quarter and Fiscal Year End 2002 Results
                        And Announces Annual Meeting Date


Oskaloosa, Iowa -- Horizon Financial Services Corporation, Nasdaq OTC BB (HZFS), the parent company of Horizon Federal Savings Bank, reported net earnings of $216,000 or $0.28 per share, fully diluted, for the quarter ended June 30, 2002, compared to $203,000 or $0.27 per share, fully diluted, for the quarter ended June 30, 2001. The increase in net earnings for the quarter is primarily attributable to a decrease in total interest on deposits of $370,000 and a decrease in FHLB advance expense of $57,000. The decrease in interest expense was partially offset by a decrease in total interest income of $209,000, a decrease in non- interest income of $34,000, and an increase in provision for losses on loans of $58,400 to $117,500. The decrease in interest expense and the smaller decrease in interest earned were attributable primarily to decreases in rates during the period. The Company had an increase in non-interest expense of $81,000 to $615,000, compared to $534,000 for the three month period ended June 30, 2001, mainly as a result of an increase of $64,000 in employment compensation and benefits.

The Company also reported results for its fiscal year ended June 30, 2002. The Company reported net earnings of $1,085,000 or $1.42 per share, fully diluted, for the year ended June 30, 2002, compared to net earnings of $570,000 or $0.71 per share, fully diluted, for the fiscal year ended June 30, 2001. The increase in income for the fiscal year is primarily attributable to a decrease of $1,190,000 in interest expense on deposits and advances, which was somewhat offset by a decrease in interest income of $423,000. Net interest income, prior to provisions for losses on loans, increased $766,000 to $3.4 million from $2.7 million for the fiscal year ended June 30, 2002 as compared to the fiscal year ended June 30, 2001, largely as a result of reduced interest paid on deposits and FHLB advances. As with the fourth fiscal quarter just ended, the decrease in interest expense and the smaller decrease in interest earned were attributable primarily to decreases in rates. Provision for loan losses increased $55,000 to $332,000 for the current year compared to $276,000 for the year ended June 30, 2001, mainly due to some weakness in the local economy. This trend could continue for several quarters since some area employers are laying employees off and cutting weekly hours from a 40 hour work week to a 32 hour work week.
Non-interest income increased $252,000 to $850,000 for the fiscal year ended June 30, 2002, as compared to $597,000 for the fiscal year ended June 30, 2001, as a result of a $98,000 increase in fees, commissions, and service charges received on fee-based accounts and a $154,000 increase in gain on the sale of available-for-sale securities. The gain on sale of securities that occurred in this fiscal year is not something that we expect to have in the future. Non-interest `expense increased $147,000 during the fiscal year to $2.3 million from $2.2 million. Taxes on income increased by $300,000 from fiscal 2001 to fiscal 2002 due to the Company's increased profitability. "I am very pleased that both core earnings and non-interest income for the fiscal year improved to produce an annualized 12.16 percent return on equity," stated Robert W. DeCook, Chief Executive Officer.

At June 30, 2002, Horizon Financial Services Corporation had assets of $88.4 million and stockholders' equity of $9.4 million, or $12.48 per share of common stock compared to assets of $89.4 million and stockholders' equity of $8.4 million, or $11.24 per share at June 30, 2001. Horizon Financial Services


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Corporation  and its subsidiary,  Horizon  Federal Savings Bank,  provide a wide range of financial products and services through three offices in two counties in southeast Iowa.

The annual meeting record date is September 6, 2002, and the annual meeting of shareholders will be held October 24, 2002, at the home office of Horizon Federal Savings Bank, 301 1st Avenue East, Oskaloosa, Iowa, at 3:00 p.m.


                           FORWARD-LOOKING STATEMENTS

The Company may from time to time make "forward-looking statements," including statements contained in the Company's filings with the Securities and Exchange Commission (the "SEC"), in its reports to shareholders and in other communications by the Company, which are made in good faith by the Company and the Banks pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to the Company's beliefs, expectations, estimates, and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond the Company's control). Those risks and uncertainties could cause the Company's financial performance to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements.

The  Company  does  not  undertake,   and  expressly  disclaims  any  intent  or
obligation, to update any forward- looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.



              HORIZON FINANCIAL SERVICES CORPORATION and SUBSIDIARY
                           Consolidated Balance Sheets

                                                           June 30,          June 30,
Assets                                                       2002              2001
------                                                  --------------   --------------



Cash and cash equivalents                                 $  8,124,566     $  5,591,526
Securities available-for-sale                               12,086,313       15,525,117
Loans receivable, net                                       65,098,795       65,445,714
Real estate                                                    417,137          280,458
Stock in Federal Home Loan Bank, at cost                       509,200          480,100
Office property and equipment, net                           1,351,486        1,253,741
Accrued interest receivable                                    587,134          682,183
Deferred tax asset                                             211,800           85,550
Prepaid expenses and other assets                               51,576           71,499
                                                          ------------     ------------

          Total assets                                    $ 88,438,007     $ 89,415,888
                                                          ============     ============




Liabilities and Stockholders' Equity
------------------------------------
Deposits                                                  $ 71,953,695     $ 69,871,926
Advances from Federal Home Loan Bank                         5,571,497        9,592,627
Advance payments by borrowers for taxes and insurance          373,147          393,550
Accrued income taxes                                           490,522          191,603
Accrued expenses and other liabilities                         645,694          919,996
                                                          ------------     ------------

          Total liabilities                                 79,034,555       80,969,702
                                                          ------------     ------------

Stockholders' equity
--------------------
Preferred stock, $.01 par value,
      authorized 250,000 shares, none issued
Common stock, $.01 par value; 1,500,000 shares                      --               --
      authorized; 1,046,198 shares issued                       10,462           10,462
Additional paid-in capital                                   5,025,598        5,022,511
Retained earnings, substantially restricted                  6,515,330        5,565,793
Treasury stock, at cost (293,016 and 294,736 shares at
      June 30, 2002 and June 30, 2001, respectively)        (2,119,466)      (2,129,894)
Accumulated other comprehensive loss - net
      unrealized loss on securities available for sale         (28,472)         (22,686)
                                                           ------------     ------------

          Total stockholders' equity                         9,403,452        8,446,186
                                                          ------------     ------------

Total liabilities and stockholders' equity                $ 88,438,007     $ 89,415,888
                                                          ============     ============




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



              HORIZON FINANCIAL SERVICES CORPORATION and SUBSIDIARY
                      Consolidated Statements of Operations

                                                                           Three Months                     Twelve Months
                                                                          Ended June 30,                   Ended June 30,
                                                                       2002             2001            2002             2001
                                                                       ----             ----            ----             ----

Interest income:
   Loans                                                             $ 1,289,032       $ 1,388,275      $ 5,339,939      $ 5,479,239
   Investment securities available-for-sale                              150,748           226,724          701,044          955,098
   Other investment income                                                25,003            59,194          110,511          140,300
                                                                     -----------       -----------      -----------      -----------

      Total interest income                                            1,464,783         1,674,193        6,151,494        6,574,637
                                                                     -----------       -----------      -----------      -----------

Interest expense:
   Deposits                                                              481,236           850,703        2,363,078        3,376,353
   Advances from Federal Home Loan Bank                                   74,380           131,419          370,855          547,170
                                                                     -----------       -----------      -----------      -----------

      Total interest expense                                             555,616           982,122        2,733,933        3,923,523
                                                                     -----------       -----------      -----------      -----------

      Net interest income                                                909,167           692,071        3,417,561        2,651,114

Provision for losses on loans                                            117,500            59,126          331,500          276,373
                                                                     -----------       -----------      -----------      -----------

      Net interest income after provision
      for losses on loans                                                791,667           632,945        3,086,061        2,374,741
                                                                     -----------       -----------      -----------      -----------

Non-interest income:
   Fees, service charges and commissions                                 183,587           163,053          693,561          595,219
   Gain (loss) on securities available for sale, net                     (40,033)           14,785          156,024            2,084
   Other                                                                      --                --              --                --
                                                                     -----------       -----------      -----------      -----------

      Total non-interest income                                          143,554           177,838          849,585          597,303
                                                                     -----------       -----------      -----------      -----------

Non-interest expense:
   Compensation, payroll taxes, and
   employee benefits                                                     353,557           289,238        1,283,858        1,143,216
   Advertising                                                            27,540            20,547           81,339           75,286
   Office property and equipment                                          96,522            88,728          302,982          324,602
   Federal insurance premiums and special
   assessments                                                             3,238             8,300           23,771           32,719
   Data processing services                                               55,509            46,196          195,119          180,961
   Other real estate                                                      (2,873)            2,897           36,159           19,658
   Other                                                                  81,736            77,847          375,072          374,399
                                                                     -----------       -----------      -----------      -----------

      Total non-interest expense                                         615,229           533,753        2,298,300        2,150,841
                                                                     -----------       -----------      -----------      -----------

      Earnings before taxes on income                                    319,992           277,030        1,637,346          821,203

Taxes on income                                                          104,400            73,700          551,900          251,600
                                                                     -----------       -----------      -----------      -----------

   Net earnings                                                      $   215,592       $   203,330      $ 1,085,446      $   569,603
                                                                     ===========       ===========      ===========      ===========

Basic earnings per common share                                      $      0.29       $      0.27      $      1.44      $      0.72

Diluted earnings per common share                                    $      0.28       $      0.27      $      1.42      $      0.71
                                                                     ===========       ===========      ===========      ===========




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